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                               AMENDMENT AGREEMENT

            AMENDMENT AGREEMENT, dated as of April 13, 1999 (the "Amendment"), between Ampex Finance Corporation (the "Borrower") and Congress Financial Corporation (Western) (the "Lender").

            WHEREAS, the Borrower and Congress Financial Corporation are parties to that certain Loan and Security Agreement dated as of May 5, 1994, as amended (the "Loan Agreement") (all capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement);

            WHEREAS, Congress Financial Corporation (Western) has succeeded to the interests of Congress Financial Corporation by assignment and is for all purposes the Lender under the Loan Agreement, as the same may be amended from time to time; and

            WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement on the terms and subject to the conditions herein.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                    SECTION 1. AMENDMENTS TO LOAN AGREEMENT

      1.1 Section 3.1(a) shall be amended by deleting the reference to (i) "two
(2) percent" and substituting therefor "one-half (1/2) percent" and (ii) "four
(4) percent" and substituting therefor "two and one-half (2 1/2) percent."

      1.2 Section 9.14(f) shall be amended by deleting the reference to "$500 per person per day" and substituting therefor "$650 per person per day."

      1.3 The first sentence of Section 12.1(a) shall be amended in its entirety as follows: "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date eight (8) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

      1.4 Section 12.1(c) shall be amended by adding (a) below item (iv) in the "Amount" column set forth therein "(v) 1% of Maximum Credit" and (b) below "May 5, 1997 to and including May 5, 1998" in the "Period" column set forth therein "April 13, 1999 to and including May 5, 2002."


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                            SECTION 2. MISCELLANEOUS

      2.1 Borrower reaffirms and restates the representations and warranties set forth in Section 8 of the Loan Agreement and confirms that each such representation and warranty shall be true and correct on the date hereof with the same force and effect as if made on such date. In addition, the Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default exists or has occurred and is continuing as of the date hereof,
(b) the Borrower has taken or caused to be taken all necessary corporate action to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.

      2.2 Except as herein expressly amended, each of the Loan Agreement and Financing Agreements is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

      2.3 All references to the Loan Agreement in the various Financing Agreements shall mean the Loan Agreement as amended hereby and as the same may in the future be amended, restated, supplemented or modified from time to time. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Loan Agreement.

      2.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

      2.5 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                 [Remainder of this Page is Intentionally Blank]


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        AMPEX FINANCE CORPORATION


                                        By: /s/ Ramon Venema
                                           -------------------------------------
                                                Name: Ramon Venema
                                                Title:    President

                                        CONGRESS FINANCIAL CORPORATION (WESTERN)


                                        By: /s/ Kristine Metchikian
                                           -------------------------------------
                                                Name:  Kristine Metchikian
                                                Title: Vice President


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